Exhibit 99.2

First Quarter 2004 Earnings Review April 29, 2004

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results as a consequence of certain risks and uncertainties, including but not limited to our ability to finance our business, our reliance on key customers and platforms, our ability to obtain and maintain business with our customers, general economic conditions in the markets in which Tower Automotive operates, and various other factors. These slides should be reviewed in conjunction with the Company's press release issued April 29, 2004, which includes related disclosure of the Company's earnings results and additional discussion of various risk factors.

Agenda 1st Quarter Highlights 1st Quarter Earnings Review Outlook for 2nd quarter and full year Refinancing Plan What has changed at Tower?

Exceeded 1Q 2004 guidance Launches, while challenging, are still on-track Revenue increased 6.6% YOY Earnings still bear costs of launching significant new business backlog Liquidity aided by sale of Yorozu interest Tower Automotive 1Q 04 Highlights

Build global turnaround leadership team Launch new business backlog successfully Focus on operational excellence Leverage scale to realize structural cost reductions Strengthen balance sheet and liquidity for long- term health Tower Automotive Key Strategies

Build global turnaround leadership team Strengthening organization including key personnel changes Streamlined North American operations gaining traction Positioning Europe and Asia for growth Launch new business backlog successfully Some launches complete / well underway Cadillac SRX Nissan Titan/Armada Volvo S40/V50 Achieving key milestones although 2Q still a challenge Key Actions To-Date Chrysler New Dakota Chrysler Minivan BMW 1/3 Series

Focus on operational excellence Implementing company-wide standardized metrics, processes, controls and accountability Aggressively controlling cash, expenses & capital Reacquired customer quality certifications at key plants Leverage Scale Enterprise Purchasing helping to manage steel crisis while delivering results to bottom-line More integrated manufacturing strategy process driving re-balanced capacity and sourcing evaluations Completed additional liquidity actions Sale of Yorozu interest Key Actions To-Date

Launch Report Card

Model	Product	SOP	Status
Five Hundred/Freestyle (Ford)	**Body Structures**	**Jul '04**	– **Completed 2PP build successfully** – **OK to run FEU scheduled for May** – **Floor pan line biggest challenge**
New Pathfinder/Xterra (Nissan)	**Frame**	**Aug '04**	– **1st assembly line installation nearly complete** – **PT1 Build completed on schedule**
New Dakota (DaimlerChrysler)	Frame	Jul '04	– All aspects of the program on target – Smooth launch
1 & 3 Series (BMW)	Body Structures	Jun '04	– On-track – Running prototype parts on Tri-Axe press

Complete – 2003

Model	Product	SOP	Status
✓ SRX (Cadillac)	Powertrain Module	Jul '03	– Launch completed on schedule – Early production issues resolved
✓ Armada & Titan (Nissan)	Frame	Aug / Sep'03	– Successful launch and ramp up – Positive feedback received from Nissan
✓ S40 / V50 (Volvo)	Body Structures	Sep '03	– Successful launch and ramp up – Positive feedback received from Volvo

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TOWER AUTOMOTIVE

1st Quarter Results ($MM, except per share amounts) 1Q 2004 Revenues $781.2 EBITDA * $66.3 Net income $12.0 EPS $0.21 Operating EPS * $(0.02) Capital expenditures $53.2 Liquidity $101.3 Guidance Comments $760-770 $55-60 $(0.07)-(0.03) ~$100 Outperformance vs. Guidance Yorozu Gain & Restructuring Charge Reversal Timing Differences * See slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Operating Performance ($MM) 1Q 2004 1Q 2003

Q1 Revenue & Operating Income - Year over Year ($MM)

Operating Performance - cont'd ($MM, except per share amounts) 1Q 2004 4Q 2002 1Q 2003

Operating Performance - cont'd 1Q 2004 1Q 2003 * See slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. ($MM, except per share amounts)

Working Capital ($MM) 3/31/2004 12/31/2003

Cash Flow ($MM) 1Q 2004 4Q 2002 1 Cash decrease of $82.6; debt net borrowings of $0.2 2 Cash increase of $5.0; debt net borrowings of $41.5 * See slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. 1Q 2003

Debt Summary ($MM) 3/31/2004

Liquidity 3/31/2004 ($MM)

Outlook 2004 Guidance 2003 Actual * See slide titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Key Objectives Increase available liquidity Extend maturities Implement long-term solution Reasonable cost of capital Uses of proceeds Refinance existing credit facility Refinance August Convertible Additional liquidity Refinancing Plan Sources of funds Senior secured revolving credit facility Senior secured institutional term loan facility Capital markets transaction Additional features Covenants to include: Minimum EBITDA Maximum capex No material new operating leases Debt reduction Sources of Proceeds Key Objectives Additional Features Uses Of Proceeds

What Are We Doing Differently? Operational focus Centralization of core functions, processes and decision making Implementation of Company-wide processes, standards, controls, and accountability Bottoms-up, line-by-line planning, measurement and follow-up Personnel changes where necessary Integration of plants, optimization of capacity Aggressively controlling capital through line-by-line management Adjustments to compensation plans accordingly

Capital Management ($MM) Actual 2000 Actual 2001 Actual 2002 Actual 2003 Forecast 2004 Forecast 2005 Depreciation Expense 123 135.1 136.7 151.2 155 163 Gross Capital Expenditures 197 265.7 187.2 262.9 240 Net Capital Expenditures 93.6 194 159 230.1 195 $150-$175 Cap. Ex. forecast for 2005

Closing Comments Top-line growth with solid backlog Launches, while challenging, are on-track Top priorities are stabilizing operational foundation and profitably converting new business New management team continues to drive focus on quality improvements, manufacturing execution, and aggressive cost reduction Recent changes improve organizational strength and establish platform for structural cost reductions in supply chain and technology Focused on improving liquidity and evaluating options to monetize some assets and simplify structure over time

Use of Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "Net Income (Loss) from Operations", "Operating EPS", "Earnings Before Interest, Taxes, Depreciation and Amortization" (EBITDA) and "Free Cash Flow". Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that "Net Income (Loss) from Operations", "Operating EPS", "EBITDA" and "Free Cash Flow" are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither "Net Income (Loss) from Operations", "Operating EPS", "EBITDA" or "Free Cash Flow" should be considered in isolation or as substitutes for net income, net cash provided by operating activities, total debt or other balance sheet, income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Reconciliations of "Net Income (Loss) form Operations", "Operating EPS" and "Free Cash Flow" to the most directly comparable financial measures calculated and presented in accordance with GAAP are included with the non-GAAP financial measures in this presentation. A reconciliation of "EBITDA" to net income calculated and presented in accordance with GAAP is included in the following slides.

Supplemental Information Appendix 1 ($ in thousands)

Supplemental Information Appendix 2 ($ in thousands)